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                                                                   Exhibit 10.21

                            INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of June 13, 2003 by and between VI Acquisition Corp., a Delaware corporation (the "Company"), and _____________ (the "Indemnitee").

      WHEREAS, the Indemnitee is currently serving or wishes to serve as a member of the Company's Board of Directors, and/or as an officer of the Company, and/or as a member of the Board of Directors and/or an officer of certain subsidiaries of the Company, in which capacity or capacities the Indemnitee will perform valuable services for the Company (the "D&O Services"); and

      WHEREAS, in order to induce the Indemnitee to serve in such capacity or capacities, the Company is willing to indemnify the Indemnitee against certain liabilities incurred or to be incurred by the Indemnitee in the performance of D&O Services;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Definitions. For purposes of this Agreement the following terms shall have the following meanings:

      "Losses" means all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, including any such expenses to enforce the provisions of this Agreement, if the Indemnitee is ultimately found to be entitled to indemnification hereunder.

      "Proceeding" means any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative).

      2. Indemnification.

            (a) The Company shall indemnify, to the fullest extent permitted by the Delaware General Corporation Law or, in the case of any Company subsidiary not organized in Delaware, to the fullest extent permitted by the applicable statute authorizing such indemnification, (the "Applicable Statute"), the Indemnitee to the extent that the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was a director or an officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any Company subsidiary or another corporation, partnership, joint venture, trust or other enterprise, against Losses actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its

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equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

            (b) The Company shall indemnify, to the fullest extent permitted by the Applicable Statute, the Indemnitee to the extent that the Indemnitee who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director or an officer, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise against Losses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

            (c) The Company shall indemnify, to the fullest extent permitted by the Applicable Statute, the Indemnitee against Losses actually and reasonably incurred by the Indemnitee in connection therewith, to the extent that such director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 2(a) and 2(b) herein, or in defense of any claim, issue or matter therein.

            (d) The Company shall make any indemnification under this Section 2 (unless ordered by a court) only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in this Section 2. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Company.

            (e) The Company shall pay expenses incurred by the Indemnitee in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company in this Section 2. Notwithstanding the foregoing, the Company shall not be obligated to pay expenses incurred by the Indemnitee with respect to any Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under the provisions of this Section 2) unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding were made in good faith or were not frivolous.

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      3. Notification and Defense of Proceeding. After receipt by the Indemnitee of notice of the commencement of any Proceeding, if a claim is to be made against the Company under this Agreement, the Indemnitee shall promptly notify the Company of the commencement of such Proceeding. The failure of the Indemnitee to so notify the Company shall not relieve the Company from any liability which it may have to the Indemnitee other than under this Agreement. With respect to any such Proceeding of which the Indemnitee so notifies the
Company:

            (a) The Company shall be entitled to participate therein at its own expense.

            (b) The Company shall be entitled to assume the defense thereof at any time with counsel selected by the Company. After notice from the Company to the Indemnitee of the Company's election to assume such defense, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof. The Indemnitee shall have the right to employ his or her own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of such defense shall be the expense of the Indemnitee.

      4. Settlement. Neither the Company nor the Indemnitee will unreasonably withhold consent to any proposed settlement of any Proceeding. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee, or require any admission of liability by the Indemnitee, without the Indemnitee's written consent. The Company shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim without the Company's written consent.

      5. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

      6. Continuation of Obligations. All obligations of the Company under this Agreement shall continue during the period that the Indemnitee is a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter as long as the Indemnitee may be subject to any possible Proceeding as a result of being such a director, officer, employee or agent.

      7. Repayment of Expenses. The Indemnitee shall reimburse the Company for all reasonable expenses paid by the Company in defending any Proceeding against the Indemnitee if and to the extent that the Indemnitee shall ultimately be determined not to be entitled to indemnification by the Company for such expenses under the Applicable Statute, the Certificate of Incorporation or Bylaws of the Company, this Agreement or otherwise.

      8. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights,

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including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

      9. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, the Certificate of Incorporation, the Bylaws, or otherwise) of the amounts otherwise indemnifiable hereunder.

      10. Notices. Any notice provided for or permitted under this Agreement will be treated as having been given (a) when delivered personally or sent by confirmed fax, on the next business day after the day on which it is sent, (b) when sent by commercial overnight courier with written verification of receipt, on the next business day after its delivery to the courier during normal business hours, or (c) when mailed postage prepaid by certified or registered mail, return receipt requested, on the fifth business day after its date of posting. Notices shall be sent to the addresses set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section 10:

            if to the Company, addressed as follows:

                  VI Acquisition Corp.
                  c/o Wind Point Partners
                  676 N. Michigan Avenue, Suite 3700
                  Chicago, IL  60611
                  Fax:  312-255-4820
                  Attn:  Michael J. Solot

                  with a copy (which shall not constitute notice hereunder) to:

                  Sachnoff & Weaver, Ltd.
                  30 S. Wacker Drive, Suite 2900
                  Chicago, IL 60606
                  Fax:  312-207-6400
                  Attn: Seth M. Hemming

            if to the Indemnitee, addressed as follows:

                  --------------------------

      11. Language. The parties agree that each of them has been represented by counsel in connection with the negotiation, execution and delivery of this Agreement, and that the language used in this Agreement is the language chosen by the parties to express their mutual intent, and that no rule of strict construction is to be applied against either party.

      12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the conflicts of law principles thereof.

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      13. Consent to Jurisdiction. The parties hereby submit to the exclusive jurisdiction of, and waive any venue objections against, the federal and state courts located in Cook County, Illinois, in any litigation arising out of the Agreement. The parties agree that they shall not assert any claim that (i) they are not subject to the jurisdiction of such courts, (ii) the venue is improper,
(iii) the forum is inconvenient, or (iv) any similar objection, claim or argument. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      14. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

      15. Rights Cumulative. The rights and remedies provided in this Agreement shall be cumulative and shall not be deemed exclusive of any other rights or remedies provided by law, contract or otherwise.

      16. Amendments and Waivers. All amendments and waivers to this Agreement must be in writing and signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that neither this Agreement, nor any of the rights or obligations thereunder, may be assigned, delegated or otherwise transferred by either party without the prior written consent of the other party.

      18. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, reimbursement, cause of action or other right.

      19. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

      20. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

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                                   VI ACQUISITION CORP.

                                   By:__________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   INDEMNITEE:

                                   _____________________________________________
                                   Name:________________________________________

The Indemnification Agreements entered into by VI Acquisition Corp., are substantially identical to the Form of Indemnification Agreement shown here, except for the Indemnitee. These documents are not filed as separate documents in accordance with Rule 12b-31 under the Securities Exchange Act of 1934.

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